Discontinued Operations (Notes)	12 Months Ended
Dec. 31, 2018
Discontinued Operations and Disposal Groups [Abstract]
Disposal Groups, Including Discontinued Operations, Disclosure	Discontinued Operations
On September 24, 2018, Elanco completed its IPO resulting in the issuance of 72.3 million shares of its common stock, which represented 19.8 percent of Elanco's outstanding shares, at $24 per share. Elanco shares began trading on the New York Stock Exchange under the symbol "ELAN" in September 2018.
In connection with the completion of the IPO, through a series of equity and other transactions, we transferred to Elanco the animal health businesses that formed its business. In exchange, Elanco transferred to us consideration of approximately $4.2 billion, which consisted primarily of the net proceeds from the IPO and the net proceeds from a $2.00 billion debt offering and a $500.0 million three-year term loan facility entered into by Elanco in August 2018. The consideration that we received was used for debt repayment, dividends, and/or share repurchases. The excess of the net proceeds from the IPO over the net book value of our divested interest was $629.2 million and was recorded in additional paid-in capital.
Through March 11, 2019, we continued to consolidate Elanco, as we retained control over Elanco. The earnings attributable to the divested, noncontrolling interest for the period from the IPO until December 31, 2018 were not material. As of December 31, 2018, the noncontrolling interest of $1.02 billion associated with Elanco was reflected in noncontrolling interests in the consolidated balance sheet.
On March 11, 2019, we completed the disposition of our remaining 80.2 percent ownership of Elanco common stock through a tax-free exchange offer. As a result, in the first quarter of 2019, we recognized a gain related to the disposition of approximately $3.7 billion, and we presented Elanco, including the gain related to the disposition, as discontinued operations in our consolidated condensed financial statements for all periods presented.
The following table sets forth details of revenue and net income (loss) from discontinued operations:

	2018	2017	2016
Revenue from discontinued operations	$3,062.4	$2,897.5	$2,909.3
Net income (loss) from discontinued operations	81.4	(117.7)	12.7

The following table presents the major classes of assets and liabilities from discontinued operations at December 31:

	2018	2017
Inventories	$1,013.7	$1,062.3
Other current assets	1,215.4	1,047.7
Current assets of discontinued operations	$2,229.1	$2,110.0

Goodwill	$2,980.9	$2,992.1
Other intangibles, net	2,453.0	2,674.8
Property and equipment, net	923.4	941.4
Other assets	126.8	60.4
Noncurrent assets of discontinued operations	$6,484.1	$6,668.7

Current liabilities of discontinued operations	$692.8	$637.5

Long-term debt	$2,443.3	$0.5
Other liabilities	299.0	351.1
Noncurrent liabilities of discontinued operations	$2,742.3	$351.6

Net cash provided by operating activities related to our discontinued operations was approximately $500 million, $300 million, and $300 million for the years ended December 31, 2018, 2017, and 2016, respectively. Net cash used by investing activities related to our discontinued operations was approximately $130 million, $960 million, and $180 million for the years ended December 31, 2018, 2017, and 2016, respectively.
We entered into a transitional services agreement (TSA) with Elanco that is designed to facilitate the orderly transfer of various services to Elanco. The TSA relates primarily to administrative services, which are generally to be provided over 24 months from March 11, 2019, the disposition date. This agreement is not material and does not confer upon us the ability to influence the operating and/or financial policies of Elanco subsequent to the disposition date.